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                                                         Exhibit 10.2(b)

November 15, 1993

United States Cellular Corporation
8410 West Bryn Mawr Avenue
Suite 700
Chicago, Illinois  60631

          Re: Revolving Credit Agreement, dated as of July 1, 1987, last amended as of September 30, 1993, (the "Revolving Credit Agreement"), between United States Cellular Corporation and Telephone and Data Systems, Inc. ("TDS")
               -----------------------------------------------------------

Gentlemen:

          This letter will constitute TDS's agreement to amend the Revolving Credit Agreement by changing all of the references to "$500,000,000" in the Revolving Credit Agreement to "$250,000,000". All of the other terms and conditions of the Revolving Credit Agreement shall remain in full force and effect.

          Please acknowledge your agreement to this amendment by executing the copy of this letter and returning it to the undersigned.

                              Very truly yours,

                              TELEPHONE AND DATA SYSTEMS, INC.


                              By:  /s/ Murray L. Swanson
                                   ----------------------------
                                   Murray L. Swanson
                                   Executive Vice President/
                                   Finance

     Accepted and agreed to as of the date set forth above.

                              UNITED STATES CELLULAR CORPORATION


                              By:  /s/ Kenneth R. Meyers
                                   ----------------------------
                                   Kenneth R. Meyers
                                   Vice President/Finance